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[COMERICA - BANK LOGO]  MASTER REVOLVING NOTE
                        LIBOR Rate-Maturity Date-Optional Advances (Business and
                         Commercial Loans Only)

AMOUNT            NOTE DATE        MATURITY DATE     TAX IDENTIFICATION NUMBER
$5,000,000.00     July 25, 2003    July 30, 2005     75-1549797

ON THE MATURITY DATE, as stated above, for value received, the undersigned promise(s) to pay to the order of Comerica Bank-Texas ("Bank") at any office of the Bank in the State of Texas, FIVE MILLION AND NO/100 DOLLARS (U.S.) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or until Default, as later defined, at a per annum rate equal to the lesser of (a) the Maximum Rate, as later defined, or (b) the Stated Rate, as later defined, and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus three percent (3%) per annum (but in no event in excess of the Maximum Rate.) If on any day the Stated Rate shall exceed the Maximum Rate for that day, the rate of interest applicable to this Note shall be fixed at the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued on the unpaid principal balance of this Note equals the total amount of interest which would have accrued if there had been no Maximum Rate. Interest rate changes will be effective for interest computation purposes as and when the Maximum Rate or the Stated Rate, as later defined, as applicable, changes. Subject to the limitations hereinbelow set forth, interest shall be calculated on the basis of a 360-day year for the actual number of days the principal is outstanding. Accrued interest on this Note shall be payable on the first LIBOR Business Day, as later defined, of each calendar month, commencing with the first LIBOR Business Day of the calendar month following the date of this Note and with respect to interest accrued on any LIBOR Balance, as later defined, on the last day of the applicable LIBOR Interest Period, as later defined, until the Maturity Date (set forth above) when all amounts outstanding under this Note shall be due and payable in full. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to a reasonable amount not to exceed five percent (5%) of each late payment may be charged on any payment not received by the Bank within ten (10) calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

Subject to the provisions hereof, the undersigned shall have the option (an "Interest Option") exercisable from time to time to designate a portion of the unpaid principal balance of this Note to bear interest at a rate determined with respect to the Prime Rate (such portion being herein referred to as the "Prime Rate Balance") and to designate one or more portions of the unpaid principal balance of this Note to bear interest at a rate determined with respect to a LIBOR Based Rate (each such portion being herein referred to as a "LIBOR Balance").

The term "Maximum Rate" as used herein, shall mean at the particular time in question the maximum nonusurious rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to the undersigned from time to time as of the effective date of each change in such maximum rate. For purposes of determining the Maximum Rate under the law of the State of Texas, the applicable interest rate ceiling shall be the "weekly ceiling" from time to time in effect under Chapter 303 of the Texas Finance Code, as amended.

The term "Stated Rate," as used in this Note, shall mean (a) with respect to the Prime Rate Balance outstanding from time to time, a fluctuating per annum rate of interest equal to the Prime Rate plus the Applicable Margin and (b) with respect to each LIBOR Balance, a per annum rate of interest equal to the LIBOR Based Rate for the LIBOR Interest Period then in effect with respect to such LIBOR Balance plus the Applicable Margin.

The term "Prime Rate," as used herein, shall mean that annual rate of interest which is equal to the greater of the annual rate of interest designated by the Bank as its Prime Rate which is changed by the Bank from time to time or a variable per annum rate of interest determined from day to day which equals the sum of 1% plus the average per annum rate of interest on overnight Federal funds transactions with members of Federal Reserve System arranged by Federal funds brokers ("Overnight Transactions") transacted on the immediately preceding Business Day, as published by the Federal Reserve Bank of New York, or, if such interest rate is not so published for any Business Day, the average of the per annum interest rate quotations for Overnight Transactions received by the Bank (or, at its option, the Reference Bank) for such Business Day from 3 Federal funds brokers of recognized standing selected by the Bank (or, at its option, the Reference Bank). The Bank's Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by the Bank to any of its customers. The Bank may make commercial loans at rates of interest at, above or below its Prime Rate.

The term "Reference Bank" means Comerica Bank, a Michigan banking corporation, its successors and assigns.

The term "LIBOR-Based Rate", as used herein, shall mean, with respect to the applicable LIBOR Interest Period and applicable LIBOR Balance (as defined above), the quotient of the following (rounded upwards, if necessary, to the nearest 1/16 of 1%): (a) the LIBOR Rate (as defined below); divided by (b) a percentage (expressed as a decimal) equal to 1.00 minus the maximum rate during such interest period at which Bank or the Reference Bank (or, if applicable, the Reference Bank's designated eurodollar lending office) is required to maintain reserves on "Eurocurrency Liabilities" as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or designation is modified, and as long as Bank or the Reference Bank (or, if applicable, the Reference Bank's designated eurodollar lending office) is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.

The term "LIBOR Rate", as used herein, shall mean the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to the relevant LIBOR Interest Period for such LIBOR Balance, commencing on the first day of such LIBOR Interest Period, appearing on Page BBAM of the Bloomberg Financial Markets Information Service as of 10:00 a.m. (Dallas, Texas time) (or soon thereafter as practical), two (2) LIBOR Business Days prior to the first day of such LIBOR Interest Period. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service), the LIBOR Rate shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be agreed upon by Bank and the undersigned, or, in the absence of such agreement, the LIBOR Rate shall, instead, be the per annum rate equal to the average (rounded upward, if necessary, to the nearest one-sixteenth of one percent (1/16%)) of the rate at which Bank is offered dollar deposits at or about 10:00 a.m. (Dallas, Texas time) (or soon thereafter as practical), two
(2) LIBOR Business Days prior to the first day of such LIBOR Interest Period in the interbank eurodollar market in an amount comparable to the principal amount of the respective LIBOR Balance which is to bear interest at such LIBOR Rate and for a period equal to the relevant LIBOR Interest Period.

The term "LIBOR Interest Period", as used herein, shall mean, with respect to the applicable LIBOR Balance, a period commencing on the date (which must be a LIBOR Business Day) upon which, pursuant to an Interest Notice, as later defined, the principal amount of such LIBOR Balance begins to accrue interest at the applicable LIBOR-based Rate plus, if applicable, the Applicable Margin (or, in the case of a rollover to a successive LIBOR Interest Period, the last day of the immediately preceding LIBOR Interest Period) and ending 30, 60, 90,180 or 360 days after the commencement date (as designated in the Interest Notice); provided, that: (i) any LIBOR Interest Period which would otherwise end on a day which is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day (unless such LIBOR Business Day falls in another calendar month, in which case, such LIBOR Interest Period shall end on the next preceding LIBOR Business Day); and (ii) any LIBOR Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period shall end on the last LIBOR Business Day of such last calendar month; and (iii) no LIBOR Interest Period shall extend beyond the Maturity Date.

The term "LIBOR Business Day," as used herein, shall mean any day other than a Saturday, Sunday or holiday on which Bank is open for all or substantially all of its domestic and international commercial banking business (including dealings in foreign exchange) in Dallas, Texas, and, if the applicable day relates to the LIBOR-based Rate, any LIBOR Interest Period, or any notice with respect to the LIBOR-based Rate

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or any LIBOR Interest Period, also a day on which dealings in dollar deposits are also carried on in the London interbank market and on which banks are open for business in London.

The term "Applicable Margin," as used herein, shall mean 0% for the Prime Rate Balance and two percent (2%) for each LIBOR Balance.

The term "Business Day" as used herein, shall mean any day other than a Saturday, Sunday or holiday, on which the Bank and the Reference Bank (and, if applicable, the Reference Bank's designated eurodollar lending office) are open to carry on all or substantially all of their normal commercial lending business.

The Interest Option shall be exercisable by the undersigned subject to the other limitations in this Note on the undersigned's option to designate a portion of the unpaid principal balance hereof as a LIBOR Balance and only in the manner provided below:

      (i) Before 12:00 noon at least 3 Business Days prior to the date the undersigned has requested the Bank to make an advance upon this Note, the undersigned shall have given the Bank written notice (any such notice, an "Interest Notice") each in form and content satisfactory to Bank specifying the initial Interest Option(s) and the respective initial amounts of the Prime Rate Balance and LIBOR Balance designated by the undersigned for such advance. If the required Interest Notice shall not have been timely received by the Bank or fails to designate all or any portion of the unpaid principal amount of the advance as either a Prime Rate Balance or a LIBOR Balance in accordance with the terms and provisions of this Note, the undersigned shall be deemed conclusively to have designated such amounts to be a Prime Rate Balance and to have given the Bank notice of such designation.

      (ii) At least three (3) LIBOR Business Days prior to the termination of any LIBOR Interest Period for a LIBOR Balance, the undersigned shall give the Bank an Interest Notice specifying the Interest Option which is to be applicable to such LIBOR Balance upon the expiration of such LIBOR Interest Period. If the required Interest Notice shall not have been timely received by the Bank, the undersigned shall be deemed conclusively to have designated such amount as a Prime Rate Balance immediately upon the expiration of such LIBOR Interest Period and to have given the Bank notice of such designation.

      (iii) The undersigned shall have the right, exercisable on any Business Day subject to the terms of this Note, to convert an eligible portion of the Prime Rate Balance to a LIBOR Balance by giving the Bank an Interest Notice of such designation at least three (3) LIBOR Business Days prior to the effective date of such exercise. Additionally, upon termination of any LIBOR Interest Period, the undersigned shall have the right, on any Business Day, to convert all or a portion of such principal amount from the LIBOR Balance to a Prime Rate Balance by giving Bank an Interest Notice of such selection at least three (3) LIBOR Business Days prior to effective date of such exercise.

      (iv) There may be no more than four (4) LIBOR Balances in effect at any time.

      (v) Each LIBOR Balance must be, as of the first day of the applicable LIBOR Interest Period, at least $100,000.00.

      (vi) No Default, or condition or event which, with the giving of notice or the lapse of time, or both, would constitute a Default, shall have occurred and be continuing or exist.

      (vii) Each exercise of an Interest Option to designate a LIBOR Balance to bear interest at a Stated Rate which is based on the LIBOR Based Rate shall not be revocable.

Changes in the Stated Rate applicable to a Prime Rate Balance or a LIBOR Balance shall become effective without prior notice to the undersigned automatically as of the opening of business on the date of each change in the Prime Rate or the LIBOR Based Rate, as the case may be.

If the Bank or Reference Bank (or, if applicable, the Reference Bank's designated eurodollar lending office) determines that deposits in U.S. dollars (in the applicable amounts) are not being offered to prime banks in the interbank eurodollar market selected by the Bank or Reference Bank (or, if applicable, the Reference Bank's designated eurodollar lending office) for the applicable LIBOR Interest Period, or that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank or Reference Bank (or, if applicable, the Reference Bank's designated eurodollar lending office) of making or maintaining a LIBOR Balance for the applicable LIBOR Interest Period, the Bank shall forthwith give notice thereof to the undersigned, whereupon, until the Bank notifies the undersigned that such circumstances no longer exist, the right of the undersigned to select an Interest Option based upon a LIBOR Based Rate shall be suspended, and the undersigned may only select Interest Options based on the Prime Rate.

If the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank or Reference Bank (or, if applicable, its designated eurodollar lending office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impractical for the Bank or Reference Bank (or, if applicable, its designated eurodollar lending office) to make or maintain a LIBOR Balance, the Bank shall so notify the undersigned and any then-existing LIBOR Balance shall automatically convert to a Prime Rate Balance either (i) on the last day of the then-current LIBOR Interest Period applicable to such LIBOR Balance, if the Bank and Reference Bank (and, if applicable, its designated eurodollar lending office) may lawfully continue to maintain and fund such LIBOR Balance to such day, or (ii) immediately, if the Bank or Reference Bank (or, if applicable, its designated eurodollar lending office) may not lawfully continue to maintain such LIBOR Balance to such day. Further, until the Bank notices the undersigned that such conditions or circumstances no longer exist, the right of the undersigned to select an Interest Option based on a LIBOR Based Rate shall be suspended, and the undersigned may only select Interest Options based on the Prime Rate.

If either (i) the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank or Reference Bank (or, if applicable, its designated eurodollar lending office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall subject the Bank or Reference Bank (or, if applicable, its designated eurodollar lending office) to any tax (including without limitation any United States interest equalization or similar tax, however named), duty or other charge with respect to any LIBOR Balance, this Note or the Bank's or the Reference Bank's (or, if applicable, its designated eurodollar lending office's) obligation to compute interest on the principal balance of this Note at a rate based upon a LIBOR Based Rate, or shall change the basis of taxation of payments to the Bank or the Reference Bank (or, if applicable, its designated eurodollar lending office) of the principal of or interest on any LIBOR Balance or any other amounts due under this Note in respect of any LIBOR Balance or the Bank's or Reference Bank's (or, if applicable, its designated eurodollar lending office's) obligation to compute the interest on the balance of this Note at a rate based upon a LIBOR Based Rate, or (ii) any governmental authority, central bank or other comparable authority shall at any time impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Bank or Reference Bank (or, if applicable, its designated eurodollar lending office), or shall impose on the Bank or Reference Bank (or, if applicable, its designated eurodollar lending office) or any relevant interbank eurodollar market or exchange any other condition affecting any LIBOR Balance, this Note or the Bank's or Reference Bank's (or, if applicable, its designated eurodollar lending office's) obligation to compute the interest on the balance of this Note at a rate based upon a LIBOR Based Rate; and the result of any of the foregoing is to increase the cost to the Bank or Reference Bank (or, if applicable, the Reference Bank's designated eurodollar lending office) of maintaining any LIBOR Balance, or to reduce the amount of any sum received or receivable by the Bank or Reference Bank (or, if applicable, the Reference Bank's designated eurodollar lending office) under or with respect to this Note by an amount deemed by the Bank to be material, then upon demand by the Bank, the undersigned shall pay to the Bank such additional amount or amounts as will compensate the Bank and the Reference Bank (and, if applicable, its designated eurodollar lending office) for such increased cost or reduction. The Bank will promptly notify the undersigned of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank or Reference Bank (or, if applicable, the Reference Bank's designated

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eurodollar lending office) to compensation pursuant to this paragraph. A certificate of the Bank claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid hereunder shall be conclusive in the absence of manifest error.

If any applicable law, treaty, rule, or regulation (whether domestic or foreign) now or hereafter in effect and whether presently applicable to the Bank or Reference Bank (or, if applicable, its designated eurodollar lending office) or any change therein or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by the Bank or Reference Bank (or, if applicable, its designated eurodollar lending office) therewith or with any guidance, request or directive of any such governmental authority, central bank or comparable agency (whether or not having the force of law), including any risk-based capital guidelines, affects or would affect the amount of capital required or expected to be maintained by the Bank or Reference Bank (or any corporation controlling the Bank or Reference Bank), and the Bank determines that the amount of such capital is increased by or based upon the existence of any obligations of Bank hereunder or the maintaining of any LIBOR Balance hereunder, and such increase has the effect of reducing the rate of return on Bank's or the Reference Bank's (or its controlling corporation's) capital as a consequence of such obligations or the maintaining of LIBOR Balances hereunder to a level below that which the Bank or Reference Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy), then the undersigned shall pay to Bank, within fifteen (15) days of receipt by the undersigned of written notice from the Bank demanding such compensation, such additional amounts as are sufficient to compensate the Bank or Reference Bank (or its controlling corporation) for any increase in the amount of capital and reduced rate of return which the Bank determines to be allocable to the existence of any obligations of the Bank hereunder or maintenance of any LIBOR Balances hereunder. A certificate of Bank as to the amount of such compensation, prepared in good faith and in reasonable detail by the Bank, which is submitted by the Bank to the undersigned shall be conclusive and binding for all purposes absent manifest error.

The undersigned may not repay any LIBOR Balance or convert all or any portion of a LIBOR Balance to a Prime Rate Balance prior to the expiration of the applicable LIBOR Interest Period, unless (i) such repayment or conversion is specifically required by the terms of this Note, (ii) the Bank demands that such repayment or conversion be made, or (iii) the Bank, in its sole discretion, consents to such repayment or conversion. If for any reason, whether or not consent shall have been given or demand shall have been made by the Bank, any LIBOR Balance is repaid or converted prior to the expiration of the corresponding LIBOR Interest Period, or any Interest Option which designates a LIBOR Balance is revoked for any reason whatsoever prior to the commencement of the applicable LIBOR Interest Period or the undersigned fails for any reason to borrow the full amount of any LIBOR Balance for which the undersigned has exercised an Interest Option, or if for any other reason whatsoever, the basis for determining the Stated Rate shall be changed from a LIBOR Based Rate to the Prime Rate prior to the expiration of the applicable LIBOR Interest Period, or the undersigned shall fail to make any payment of principal or interest upon this Note at any time that the Stated Rate if based on a LIBOR Based Rate, then the undersigned shall pay to the Bank on demand any amounts required to compensate the Bank and Reference Bank (and, if applicable, its designated eurodollar lending office) for any losses, costs or expenses which any of them may incur as a result thereof, including, without limitation, any loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties. Amounts payable by the undersigned to the Bank pursuant to this paragraph may include, without limitation, amounts equal to the excess, if any of (a) the amounts of interest which would have accrued on any amounts so prepaid, refunded, converted or not so borrowed, from the respective dates of prepayment, refund, conversion or failure to borrow through the last day of the relevant LIBOR Interest Periods at the applicable rates of interest for the applicable LIBOR Balances, as provided under this Note, over (b) the amounts of interest determined by the Bank or Reference Bank (or, if applicable, its designated eurodollar lending office) which would have accrued to the Bank or Reference Bank (or if applicable, its designated eurodollar lending office) on such respective amounts by placing such amounts on deposit for comparable periods with leading banks in the interbank eurodollar market selected by the Bank or Reference Bank (or, if applicable, the Reference Bank's designated eurodollar lending office). The calculation of any such amounts under this paragraph shall be made as if the Bank or Reference Bank (or, if applicable, the Reference Bank's designated eurodollar lending office) actually funded or committed to fund the relevant LIBOR Balances hereunder through the purchase of underlying deposits in amounts equal to the respective amounts of the applicable LIBOR Balances and having terms comparable to the applicable LIBOR Interest Periods; provided, however, that the Bank may fund LIBOR Balances hereunder in any manner they may elect in their sole discretion, and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this paragraph. Upon written request by the undersigned, the Bank shall deliver to the undersigned a certificate setting for the basis for determining such losses, costs and expenses which certificate shall be conclusive in the absence of manifest error.

For any LIBOR Balance, if the Bank or the Reference Bank shall designate a eurodollar lending office which maintains books separate from those of the Bank or the Reference Bank, the Bank and the Reference Bank shall have the option of maintaining and carrying such LIBOR Balance on the Books of such eurodollar lending office.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full. AT NO TIME SHALL THE BANK BE UNDER ANY OBLIGATION TO MAKE ANY ADVANCES TO THE UNDERSIGNED PURSUANT TO THIS NOTE (NOTWITHSTANDING ANYTHING EXPRESSED OR IMPLIED IN THIS NOTE OR ELSEWHERE TO THE CONTRARY, INCLUDING WITHOUT LIMIT IF THE BANK SUPPLIES THE UNDERSIGNED WITH A BORROWING FORMULA) AND THE BANK, AT ANY TIME AND FROM TIME TO TIME, WITHOUT NOTICE, AND IN ITS SOLE DISCRETION, MAY REFUSE TO MAKE ADVANCES TO THE UNDERSIGNED WITHOUT INCURRING ANY LIABILITY DUE TO THIS REFUSAL AND WITHOUT AFFECTING THE UNDERSIGNED'S LIABILITY UNDER THIS NOTE FOR ANY AND ALL AMOUNTS ADVANCED.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced and whether incurred voluntarily or involuntarily, known or unknown, or originally payable to the Bank or to a third party and subsequently acquired by Bank including, without limitation, any late charges; loan fees or charges; overdraft indebtedness; costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any security interest, pledge or other lien or in pursuing any of its rights or remedies under any loan document (or otherwise) or in connection with any proceeding involving the Bank as a result of any financial accommodation to the undersigned (or any of them); and reasonable costs and expenses of attorneys and paralegals, whether inside or outside counsel is used, and whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise (collectively "Indebtedness"), are secured by and the Bank is granted a security interest in and lien upon all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust, mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has(have) given or give(s) Bank a deed of trust or mortgage covering California real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place, or (iii) if the undersigned (or any of them) has (have) given or give(s) the Bank a deed of trust or mortgage covering real property which, under Texas law, constitutes the homestead of such person, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them) unless expressly provided to the contrary in another place.

If an Event of Default as defined in that certain Credit Agreement dated as of evendate herewith between the undersigned and the Bank occurs or if the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis

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upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), cease advancing money or extending credit to or for the benefit of the undersigned under this Note or any other agreement between the undersigned and the Bank, but without affecting Bank's rights and security interests in any Collateral or the Indebtedness, sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank,(i) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract instrument, or (ii) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (iii) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3.605 of the Texas Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations or any interest in, any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or the Indebtedness or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note upon demand for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, and whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. Chapter 346 of the Texas Finance Code (and as the same may be incorporated by reference in other Texas statutes) shall not apply to the Indebtedness evidenced by this Note. THIS NOTE IS MADE IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLE.

This Note and all other documents, instruments and agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with this Note or the Indebtedness evidenced hereby (whether executed and delivered prior to, concurrently with or subsequent to this Note), as such documents may have been or may hereafter be amended from time to time (the "Loan Documents") are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by the undersigned or prepayment agreement results (or would, if complied with, result) in the undersigned having paid, contracted for or being charged for any interest in excess of that permitted by law, then it is the express intent of the undersigned and Bank that this Note and the other Loan Documents shall be limited to the extent necessary to prevent such result and all excess amounts theretofore collected by Bank shall be credited on the principal balance of this Note or, if fully paid, upon such other Indebtedness as shall then remaining outstanding (or, if this Note and all other Indebtedness have been paid in full, refunded to the undersigned), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by the undersigned for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of the undersigned to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code or under other applicable law, by giving notice, if required, to the undersigned as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

THE UNDERSIGNED AND THE BANK, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL

BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                             BORROWER:

                             INTERPHASE CORPORATION,
                             a Texas corporation

                             By:/s/ Steve Kovac
                                -----------------------------------------
                                Steve Kovac, Chief Financial Officer

2901 Dallas Parkway                 Plano        Texas                75093
-------------------                 -----        -----              --------
  STREET ADDRESS                    CITY         STATE              ZIP CODE

                                  FOR BANK USE ONLY                          CCAR #
-------------------------------------------------------------------------------------------------------
LOAN OFFICER INITIALS    LOAN GROUP NAME     OBLIGOR NAME
   RLR                   MIDDLE MARKET       INTERPHASE CORPORATION, A TEXAS CORPORATION
                         NORTH
-------------------------------------------------------------------------------------------------------
LOAN OFFICER ID. NO.     LOAN GROUP NO.      OBLIGOR NO.         NOTE NO.                 AMOUNT
43527                    90029                                                            $5,000,000.00
-------------------------------------------------------------------------------------------------------

[COMERICA - BANK LOGO]        CREDIT AGREEMENT

THIS CREDIT AGREEMENT is made and delivered to be effective as of JULY 25, 2003, by and between INTERPHASE CORPORATION, a Texas corporation (herein referred to with all successors, assigns and/or personal representatives as the "Borrower"), and COMERICA BANK-TEXAS (herein referred to with its successors and assigns as the "Bank"). For and in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

SECTION 1. DEFINITIONS

1.1 Defined Terms. The following terms, as used in this Agreement, shall have the meanings set forth below. The singular number shall be deemed to include the plural, the masculine gender shall include the feminine and neuter genders, and vice versa.

      "AFFILIATE" shall mean, when used with respect to any Person, any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

      "AGREEMENT" shall mean this Credit Agreement, including all addenda, exhibits and schedules now or hereafter made a part hereof, as the same may be amended from time to time.

      "APPLICABLE INTEREST RATE" shall mean, with respect to the Indebtedness from time to time outstanding under any promissory note or other Loan Document evidencing the Indebtedness, the rate or rates provided in such note as the applicable interest rate.

      "COLLATERAL" shall mean all property, assets and rights in which a Lien or other encumbrance in favor of or for the benefit of Bank is or has been granted or arises or has arisen, or may hereafter be granted or arise, under or in connection with any Loan Document, or otherwise, to secure the payment or performance of any portion of the Indebtedness.

      "DEBT" shall mean, as of any applicable date of determination thereof, all liabilities of a Person that should be classified as liabilities in accordance with GAAP. In the case of Borrower, the term "Debt" shall include, without limitation, the Indebtedness.

      "DEFAULT" shall mean, any condition or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

      "ENVIRONMENTAL LAW(s)" shall mean all laws, codes, ordinances, rules, regulations, orders, decrees and directives issued by any federal, state, local, foreign or other governmental or quasi governmental authority or body (or any agency, instrumentality or political subdivision thereof) pertaining to Hazardous Materials or otherwise intended to regulate or improve health, safety or the environment, including, without limitation, any hazardous materials or wastes, toxic substances, flammable, explosive or radioactive materials, asbestos, and/or other similar materials; any so-called "superfund" or "superlien" law, pertaining to Hazardous Materials on or about any of the Collateral, or any other property at any time owned, leased or otherwise used by any Loan Party, or any portion thereof, including, without limitation, those relating to soil, surface, subsurface ground water conditions and the condition of the ambient air; and any other federal, state, foreign or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic, radioactive, flammable or dangerous waste, substance or material, as now or at anytime hereafter in effect.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor act or code.

      "EVENT OF DEFAULT" shall mean any of those conditions or events listed in
      Section 6.1 of this Agreement.

      "GAAP" shall mean generally accepted accounting principles consistently applied.

      "GOVERNMENTAL AUTHORITY" shall mean the United States, each state, each county, each city, and each other political subdivision in which all or any portion of the Collateral is located, and each other political subdivision, agency, or instrumentality exercising jurisdiction over Bank, any Loan Party, any of the Indebtedness or any Collateral.

      "GOVERNMENTAL REQUIREMENTS" shall mean all laws, ordinances, rules, and regulations of any Governmental Authority applicable to any Loan Party, any of the Indebtedness or any Collateral.

      "GUARANTOR(s)" shall mean, as the context dictates, any Person(s) (other than the Borrower) who shall, at any time, guarantee or otherwise be or become obligated for the repayment of all or any part of the Indebtedness.

      "HAZARDOUS MATERIAL" shall mean and include any hazardous, toxic or dangerous waste, substance or material defined as such in, or for purposes of, any Environmental Law(s).

      "INDEBTEDNESS" shall mean all obligations and liabilities of any Loan Party to Bank under any Loan Document, together with all other indebtedness, obligations and liabilities whatsoever of Borrower to Bank, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, voluntary or involuntary, known or unknown, or originally payable to Bank or to a third party and subsequently acquired by Bank including, without limitation, any: late charges; loan fees or charges; overdraft indebtedness; costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any Lien or in pursuing any of its rights or remedies under any Loan Document or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower; debts, obligations and liabilities for which Borrower would otherwise be liable to the Bank were it not for the invalidity or enforceability of them by reason of any bankruptcy, insolvency or other law or for any other reason; and reasonable costs and expenses of attorneys and paralegals, whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise; provided, however, that the term Indebtedness shall not include any consumer loan to the extent treatment of such loan as part of the Indebtedness would violate any Governmental Requirement.

      "LETTER OF CREDIT" shall mean a letter of credit issued by the Bank for the account of and/or upon the application of the Borrower in accordance with this Agreement, as such Letter of Credit may be amended, supplemented, extended or confirmed from time to time.

      "LETTER OF CREDIT LIABILITIES" shall mean, at any time and in respect of all Letters of Credit, the sum of (a) the aggregate amount available to be drawn under all such Letters of Credit plus (b) the aggregate unpaid amount of all Reimbursement Obligations then due and payable in respect of previous drawings under such Letters of Credit.

      "LIEN" shall mean any valid and enforceable interest in any property, whether real, personal or mixed, securing an indebtedness, obligation or liability owed to or claimed by any Person other than the owner of such property, whether such indebtedness is based on the common law or any statute or contract and including, but not limited to, a security interest, pledge, mortgage, assignment, conditional sale, trust receipt, lease, consignment or bailment for security purposes.

      "LOAN DOCUMENTS" shall mean collectively, this Agreement, any promissory notes evidencing Indebtedness, any approved subordination agreement, any reimbursement agreement or other documentation executed in connection with any Letter of Credit, and any other documents, instruments or agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with any of the Indebtedness or any Loan Document (whether executed and delivered prior to, concurrently with or subsequent to this Agreement), as such documents may have been or may hereafter be amended from time to time.

      "LOAN PARTY" shall mean Borrower, each of its Subsidiaries (whether or not a party to any Loan Document) and each other Person who or which shall be liable for the payment or performance of all or any portion of the Indebtedness or who or which shall own any property that is subject to (or purported to be subject to) a Lien which secures all or any portion of the Indebtedness.

      "MATERIAL ADVERSE EFFECT" shall mean any act, event, condition or circumstance which could materially and adversely affect the business, operations, condition (financial or otherwise), performance or assets of any Loan Party, the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party or by which it is bound or the enforceability of any Loan Document.

      "MAXIMUM LEGAL RATE" shall mean the maximum rate of nonusurious interest per annum permitted to be paid by Borrower or, if applicable, another Loan Party or received by Bank with respect to the applicable portion of the Indebtedness from time to time under applicable state or federal law as now or as may be hereafter in effect, including Chapter 1 D of Title 79 Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "weekly ceiling rate" (as defined in Section 303 of the Texas Finance Code).

      "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any Person succeeding to the present powers and functions of the Pension Benefit Guaranty Corporation.

      "PENSION PLAN(s)" shall mean any and all employee benefit pension plans of Borrower and/or any of its Subsidiaries in effect from time to time, as such term is defined in ERISA.

      "PERMITTED ENCUMBRANCES" shall mean: (a) Liens in favor of the Bank; (b) Liens for taxes, assessments or other governmental charges which are not yet due and payable, incurred in the ordinary course of business and for which no interest, late charge or penalty is attaching or which are being contested in good faith by appropriate proceedings and, if requested by Bank, bonded in an amount and manner satisfactory to Bank; (c) Liens, not delinquent, arising in the ordinary course of business and created by statute in connection with worker's compensation, unemployment insurance, social security and similar statutory obligations; and (d) Liens of mechanics, materialmen, carriers, warehousemen or other like statutory or common law Liens securing obligations incurred in good faith in the ordinary course of business without violation of any Loan Document that are not yet due and payable.

      "PERSON" or "PERSON" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency, or other entity.

      "REIMBURSEMENT OBLIGATIONS" shall mean, at any time and in respect of all Letters of Credit, the aggregate obligations of the Borrower, then outstanding or which may thereafter arise, to reimburse the Bank for any amount paid or incurred by the Bank in respect of any and all drawings under such Letters of Credit, together with any and all other Indebtedness, obligations and liabilities of any Loan Party to Bank related to such Letters of Credit arising under this Agreement, any Letter of Credit application or any other Loan Document.

      "REVOLVING CREDIT MATURITY DATE" shall mean July 30, 2005 or such earlier date on which the entire unpaid principal amount of all Revolving Loans becomes due and payable whether by the lapse of time, demand for payment, acceleration or otherwise; provided, however, if any such date is not a business day, then the Revolving Credit Maturity Date shall be the next succeeding business day.

      "REVOLVING CREDIT MAXIMUM AMOUNT" shall mean the lesser of (a) $5,000,000.00 , or (b) the maximum amount permitted by an advance formula agreement, if applicable.

      "REVOLVING CREDIT NOTE" shall mean the Revolving Credit Note dated July 25, 2003 in the maximum original principal amount of $5,000,000.00 made by Borrower payable to the order of the Bank, as the same may be renewed, extended, modified, increased or restated from time to time.

      "REVOLVING LOAN" shall mean an advance made, or to be made, under the revolving credit facility to or for the credit of Borrower by the Bank pursuant to this Agreement.

      "SUBORDINATED DEBT" shall mean any Debt of Borrower (other than the Indebtedness) which has been subordinated to the Indebtedness pursuant to a subordination agreement in form and content satisfactory to the Bank.

      "SUBSIDIARY" shall mean as to any particular parent entity, any corporation, partnership, limited liability company or other entity (whether now existing or hereafter organized or acquired) in which more than fifty percent (50%) of the outstanding equity ownership interests having voting rights as of any applicable date of determination, shall be owned directly, or indirectly through one or more Subsidiaries, by such parent entity.

      "UCC" shall mean the Uniform Commercial Code as adopted and in force in the State of Texas, as amended.

1.2 Accounting Terms. All accounting terms not specifically defined in this Agreement shall be determined and construed in accordance with GAAP.

SECTION 2.  FUNDING LOANS, PAYMENTS, RECOVERIES AND COLLECTIONS

2.1 Funding Loans. Subject to the terms, conditions and procedures of this Agreement and each other Loan Document and to the satisfaction of all conditions precedent to the making and funding of any loan as set forth in any Loan Document, Bank shall make the proceeds of any such loan available to Borrower on the disbursement date agreed upon by Bank and Borrower by depositing such proceeds into an account maintained by Borrower with Bank or as otherwise agreed to in writing by Borrower and Bank.

2.2 Revolving Loans. Subject to the terms and conditions of the Loan Documents and to the satisfaction of all conditions precedent to the making and funding of any loan as set forth in any Loan Document, the Bank agrees to make Revolving Loans to Borrower at any time and from time to time from the effective date hereof until (but not including) the Revolving Credit Maturity Date. The proceeds of Revolving Loans shall be used solely for any purpose and other working capital needs of Borrower.

      Except as hereinafter provided, Borrower may request a Revolving Loan by submitting to Bank a request for advance by an authorized officer or other representative of Borrower, subject to the following: (a) each such request for advance shall include, without limitation, the proposed amount of such revolving loan and the proposed disbursement date, which date must be a business day; (b) each such request for advance shall be communicated to Bank by 4 p.m. (Dallas, Texas time) on the proposed disbursement date;
      (c) a request for advance, once communicated to Bank, shall not be revocable by Borrower; and (d) each request for advance, once communicated to Bank, shall constitute a representation, warranty and certification by Borrower as of the date thereof that: (i) both before and after the making of such Revolving Loan, the obligations set forth in the Loan Documents are and shall be valid, binding and enforceable obligations of each Loan Party, as applicable; (ii) all terms and conditions precedent to the making of such Revolving Loan have been satisfied, and shall remain satisfied through the date of such Revolving Loan; (iii) the making of such Revolving Loan will not cause the aggregate outstanding principal amount of all Revolving Loans plus the Letter of Credit Liabilities, if applicable, to exceed the Revolving Credit Maximum Amount; (iv) no Default or Event of Default shall have occurred or be in existence, and none will exist or arise upon the making of such Revolving Loan; (v) the representations and warranties contained in the Loan Documents are true and correct in all material respects and shall be true and correct in all material respects as of the making of such Revolving Loan; and (vi) the request for advance will not violate the terms or conditions of any contract, indenture, agreement or other borrowing of any Loan Party.

      Bank may elect (but without any obligation to do so) to make a Revolving Loan upon the telephonic or facsimile request of Borrower, provided that Borrower has first executed and delivered to Bank a telephone notice authorization in form and content satisfactory to Bank. If any such Revolving Loan based upon a telephonic or facsimile request is made by Borrower, Bank may require Borrower to confirm said telephonic or facsimile request in writing by delivering to Bank, on or before 11:00 a.m. (Dallas, Texas time) on the next business day following the disbursement date of such Revolving Loan, a duly executed written request for advance, and all other provisions of this Section 2.2 shall be applicable with respect to such Revolving Loan. In addition, Borrower may authorize the Bank to automatically make revolving loans pursuant to such other written agreements as may be entered into by Bank and Borrower.

      Notwithstanding anything contained in this Agreement to the contrary, the aggregate principal amount of all Revolving Loans at any time outstanding plus the Letter of Credit Liabilities, if applicable, and any amounts owed by Borrower to Bank under Borrower's foreign exchange authority, shall not exceed the Revolving Credit Maximum Amount. If said limitations are exceeded at anytime, Borrower shall immediately, without demand by Bank, pay to Bank an amount not less than such excess, or, if Bank, in its sole discretion, shall so agree, Borrower shall provide Bank cash collateral in an amount not less than such excess, and Borrower hereby pledges and grants to Bank a security interest in such cash collateral so provided to Bank. Unless otherwise expressly provided in a Loan Document, all sums payable by Borrower to Bank under or pursuant to any Loan Document, whether principal, interest, or otherwise, shall be paid, when due, directly to Bank at any office of Bank located in the State of Texas in immediately available United States funds, and without setoff, deduction or counterclaim. Bank may, in its discretion, charge any and all deposit or other accounts (including, without limitation, any account evidenced by a certificate of deposit or time deposit) of Borrower maintained with Bank for all or any part of any Indebtedness then due and payable; provided, however, that such authorization shall not affect Borrower's obligations to pay all Indebtedness, when due, whether or not any such account balances maintained by Borrower with Bank are insufficient to pay any amounts then due.

      Borrower shall pay to Bank an unused commitment fee in an amount equal to the product of (a) .25% multiplied by (b) the difference between (i) the maximum face amount of the Revolving Credit Note and (ii) the average daily aggregate principal balance of all Revolving Loans outstanding during each of Borrower's fiscal quarters. Such fee shall be computed and shall be payable quarterly in arrears as of the end of each of Borrower's fiscal quarters. Bank shall invoice Borrower for such fees, which invoice shall be due and payable within fifteen (15) days after receipt.

      The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties not to be applicable to any of the Loan Documents or the transactions contemplated thereby.

2.3 Letters of Credit. Subject to the terms and conditions of this Agreement and the other Loan Documents, the Bank shall, upon request from Borrower from time to time prior to the Revolving Credit Maturity Date, issue one or more Letters of Credit. The Letter of Credit Liabilities shall not exceed $500,000.00; and the sum of (a) the outstanding principal balance of all Revolving Loans plus (b) the Letter of Credit Liabilities shall not exceed the Revolving Credit Maximum Amount. Letters of Credit may be issued solely as commercial letters of credit related to trade financing. Each Letter of Credit issued pursuant to this Agreement shall be in a minimum amount of $1,000.00. No Letter of Credit shall have a stated expiration date later than the Revolving Credit Maturity Date.

      Borrower shall give the Bank written notice requesting each issuance of a Letter of Credit hereunder not less than five business days prior to the requested issuance date and shall furnish such additional information regarding such transaction as Bank may request. The issuance by Bank of each Letter of Credit shall, in addition to the conditions precedent set forth elsewhere in this Agreement, be subject to the conditions precedent that (i) such Letter of Credit shall be in form and substance satisfactory to Bank, (ii) Borrower shall have executed and delivered such applications and other instruments and agreements relating to such Letter of Credit as Bank shall have requested and are not inconsistent with the terms of this Agreement (iii) each of the statements in Section 2.2 (d) above are true as of the date of issuance of such Letter of Credit with respect to issuance of such Letter of Credit (as opposed to making a Revolving Loan), and the submission of an application for issuance of a Letter of Credit shall constitute a representation, warranty and certification of Borrower to that effect, and (iv) no Letter of Credit may be issued if after giving effect thereto, the sum of the aggregate outstanding principal balance of all Revolving Loans plus the Letter of Credit Liabilities would exceed the Revolving Credit Maximum Amount. With respect to the issuance or renewal of each Letter of Credit, Borrower shall pay to Bank such letter of credit fees and other expenses customarily charged by Bank in connection with the issuance or renewals of letters of credit.

      Borrower shall be irrevocably and unconditionally obligated forthwith to reimburse Bank for any amount paid by Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind, all of which are hereby waived. Unless Borrower shall elect to otherwise satisfy such Reimbursement Obligation, such reimbursement shall, subject to satisfaction of any conditions provided herein for the making of Revolving Loans and to the Revolving Credit Maximum Amount, automatically be made by advancing to Borrower a Revolving Loan in the amount of such Reimbursement Obligation.

2.4   Intentionally omitted.

2.5   Intentionally omitted.

2.6 Maximum Interest Rate. At no time shall any Applicable Interest Rate or default rate in respect of any Indebtedness hereunder, exceed the Maximum Legal Rate. In the event that any interest is charged or otherwise received by Bank in excess of the Maximum Legal Rate, Borrower hereby acknowledges and agrees that any such excess interest shall be the result of an accidental and bona fide error, and any such excess shall be deemed to have been payment of principal, and not of interest, and shall be applied, first, to reduce the principal Indebtedness then outstanding, second, any remaining excess, if any, shall be applied to reduce any other Indebtedness, and third, any remaining excess, if any, shall be returned to Borrower. Notwithstanding the foregoing or anything to the contrary contained in this Agreement or any other Loan Document, but subject to all limitations contained in this Section, if at anytime any Applicable Interest Rate or default rate or other rate of interest applicable to any portion of the Indebtedness is computed on the basis of the Maximum Legal Rate, any subsequent reduction in the Applicable Interest Rate, default rate or such other rate of interest shall not reduce such interest rate thereafter payable below the Maximum Legal Rate until the aggregate amount of interest accrued equals the total amount of interest that would have accrued if interest had, at all times, been computed solely on the basis of the Applicable Interest Rate, default rate or such other interest rate. This Section shall control all agreements between the Borrower and the Bank.

2.7 Receipt of Payments by Bank. Any payment by Borrower of any of the Indebtedness made by mail will be deemed tendered and received by Bank only upon actual receipt thereof by Bank at the address designated for such payment, whether or not Bank has authorized payment by mail or in any other manner, and such payment shall not be deemed to have been made in a timely manner unless actually received by Bank on or before the date due for such payment, time being of the essence. Borrower expressly assumes all risks of loss or liability resulting from non-delivery or delay of delivery of any item of payment transmitted by mail or in any other manner. Acceptance by Bank of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and any failure to pay the entire amount then due shall constitute and continue to be an Event of Default. Prior to the occurrence of any Default, Borrower shall have the right to direct the application of any and all payments made to Bank hereunder to the Indebtedness evidenced by the respective notes evidencing the Indebtedness. Borrower waives the right to direct the application of any and all payments received by Bank hereunder at any time or times after the occurrence and during the continuance of any Default. Borrower further agrees that after the occurrence and during the continuance of any Default, or prior to the occurrence of any Default if Borrower has failed to direct such application, Bank shall have the continuing exclusive right to apply and to reapply any and all payments received by Bank at any time or times, whether as voluntary payments, proceeds from any Collateral, offsets, or otherwise, against the Indebtedness in such order and in such manner as Bank may, in its sole discretion, deem advisable, notwithstanding any entry by Bank upon any of its books and records. Borrower hereby expressly agrees that, to the extent that Bank receives any payment or benefit of or otherwise upon any of the Indebtedness, and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid to a trustee, receiver, or any other Person under any bankruptcy act, state or federal law, common law, equitable cause or otherwise, then to the extent of such payment or benefit, the Indebtedness, or part thereof, intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made or received by Bank, and, further, any such repayment by Bank shall be added to and be deemed to be additional Indebtedness.

2.8 Conditions Precedent to Loans and Letters of Credit. The obligation of the Bank to issue any Letter of Credit, if applicable, or to make any loan under or pursuant to this Agreement shall be subject to the following conditions precedent:

      a. Borrower shall have executed and delivered to Bank, or caused to have been executed and delivered to Bank, all such instruments, agreements, certificates, opinions, financial statements, appraisals, evidence of title, evidence of insurance, environmental audits, and other information and other documents as the Bank shall require, and all of the foregoing shall be in form and content acceptable to Bank and all instruments and agreements shall be in full force and effect and binding and enforceable obligations of Borrower and, to the extent that it is a party thereto or otherwise bound thereby, of each other Person who may be a party thereto or bound thereby including without limitation: (i) evidence of existence, good standing, qualification to conduct business and authority for each Loan Party and signatory on behalf of each Loan Party; (ii) all notes, guaranties, security agreements, mortgages, deeds of trust, pledge agreements, assignments, financing statements and other documents requested by Bank to evidence the Indebtedness or to create, protect or perfect Liens upon the Collateral required by Bank as security for the Indebtedness and to accord Bank a perfected security position in the Collateral, subject only to Permitted Encumbrances;; (iii) a guaranty agreement from each Guarantor required by Bank; (iv) such other documents or agreements of security, assurances of Loan Document validity, legality and enforceability, and appropriate assurances of validity, perfection and priority of Lien as Bank may request, and Bank shall have received proof that appropriate security agreements, financing statements, mortgages, deeds of trust, collateral and other documents covering the Collateral shall have been executed and delivered by the appropriate Persons and recorded or filed in such jurisdictions and such other steps shall have been taken as necessary to perfect and protect, subject only to Permitted Encumbrances, the Liens granted thereby.

      b. All actions, proceedings, instruments and documents required to carry out the borrowings and transactions contemplated by this Agreement or any other Loan Document or incidental thereto, and all other related legal matters, shall have been satisfactory to and approved by Bank.

      c. Each Loan Party shall have performed and complied with all agreements and conditions contained in the Loan Documents applicable to it and which are then in effect.

      d. Each of the representations and warranties of each Loan Party under any Loan Document shall be true and correct in all material respects as if made on each loan disbursement date.

      e. No Default or Event of Default shall have occurred and be continuing; there shall have been no material adverse change in the condition (financial or otherwise), properties, business, or operations of any Loan Party since the date of the financial statements most recently delivered to Bank prior to the date of this Agreement; and no provision of law, any order of any Governmental Authority, or any regulation, rule or interpretation thereof, shall have had any Material Adverse Effect on the validity or enforceability of any Loan Document.

SECTION 3.  REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants, and such representations and warranties shall be deemed to be continuing representations and warranties during the entire life of this Agreement, and so long as Bank shall have any commitment or obligation to make any loans or issue any Letters of Credit, if applicable and so long as any Indebtedness remains unpaid and outstanding under any Loan Document, as follows:

3.1 Authority. Each Loan Party and, if applicable, each of its partners and members who is not a natural Person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified and authorized to do business in each other jurisdiction in which the character of its assets or the nature of its business makes such qualification necessary.

3.2 Due Authorization. Each Loan Party has all requisite power and authority to execute, deliver and perform its obligations under each Loan Document to which it is a party or is otherwise bound, all of which have been duly authorized by all necessary action, and are not in contravention of law or the terms of any Loan Party's organizational or other governing documents.

3.3 Title to Property. Each Loan Party has good title to all property and assets purported to be owned by it, including those assets identified on the financial statements most recently delivered to Bank.

3.4 Encumbrances. There are no security interests or other Liens or encumbrances on, and no financing statements on file with respect to, any of the property or assets of any Loan Party, except for Permitted Encumbrances.

3.5 Subsidiaries. Borrower has no Subsidiaries except those specifically disclosed in the Defined Terms.

3.6 Taxes. Each Loan Party has filed, on or before their respective due dates, all federal, state, local and foreign tax returns which are required to be filed, or has obtained extensions for filing such tax returns, and is not delinquent in filing such returns in accordance with such extensions, and has paid all taxes which have become due pursuant to those returns or pursuant to any assessments received by any such party, as the case may be, to the extent such taxes have become due, except to the extent such tax payments are being actively and diligently contested in good faith by appropriate proceedings, and if requested by Bank, have been bonded or reserved in an amount and manner satisfactory to Bank.

3.7 No-Defaults. There exists no default (or event which, with the giving of notice or passage of time, or both, would result in a default) under the provisions of any instrument or agreement evidencing, governing, securing or otherwise relating to any Debt of any Loan Party or pertaining to any of the Permitted Encumbrances.

3.8 Enforceability of Agreement and Loan Documents. Each Loan Document has been duly executed and delivered by duly authorized officer(s) or other representative(s) of each Loan Party and constitutes the valid and binding obligation of each Loan Party, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally at the time in effect.

3.9 Non-contravention. The execution, delivery and performance by each Loan Party of the Loan Documents to which such Loan Party is a party or otherwise bound, are not in contravention of the terms of any indenture, agreement or undertaking to which any such Loan Party is a party or by which it is bound, except to the extent that such terms have been waived or that failure to comply with any such terms would not have a Material Adverse Effect.

3.10 Actions, Suits, Litigation or Proceedings. There are no actions, suits, litigation or proceedings, at law or in equity, and no proceedings before any arbitrator or by or before any Governmental Authority, pending, or, to the best knowledge of Borrower, threatened against or affecting any Loan Party, which, if adversely determined, could materially impair the right of any Loan Party to carry on its business substantially as now conducted or could have a Material Adverse Effect. No Loan Party is under investigation by, or is operating under any restrictions imposed by, any Governmental Authority.

3.11 Compliance with Laws. Each Loan Party has complied with all Governmental Requirements, including, without limitation, Environmental Laws, to the extent that failure to so comply could have a Material Adverse Effect.

3.12 Consents, Approvals and Filings, Etc. Except as have been previously obtained or as otherwise expressly provided in this Agreement, no authorization, consent, approval, license, qualification or formal exemption from, or any filing, declaration or registration with, any Governmental Authority and no material authorization, consent or approval from any other Person, is required in connection with the execution, delivery and performance by any Loan Party of any Loan Document to which it is a party. All such authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations which have previously been obtained or made, as the case may be, are in full force and effect and are not the subject of any attack, or to the knowledge of Borrower, any threatened attack, in any material respect, by appeal, direct proceeding or otherwise

3.13 Environmental Representations. No Loan Party has used Hazardous Materials on, in, under or otherwise affecting any real or personal property now or at any time owned, occupied or operated by such Person or upon which such Person has a place of business which, in any manner, violates any Environmental Law, to the extent any such violation could result in a Material Adverse Effect, and to the best of Borrower's knowledge, no prior or current owner, occupant or operator of any of such property does or has used any Hazardous Materials on or affecting such property in any manner which violates any Environmental Law to the extent that any such violation could result in a Material Adverse Effect. No Loan Party has received any notice of any violation of any Environmental Law, and to the best knowledge of the Borrower, there have been no actions commenced or threatened by any Person against any such property or against any Loan Party for non-compliance with any Environmental Law which could result in a Material Adverse Effect.

3.14 Accuracy of Information. All financial statements previously furnished to Bank have been prepared in accordance with GAAP and fairly present the financial condition of Borrower and, as applicable, the consolidated financial condition of Borrower and such other Person(s) as such financial statements purport to present, and the results of their respective operations as of the dates and for the periods covered thereby; and since the date(s) of said financial statements, there has been no material adverse change in the financial condition of Borrower or any other Person covered by such financial statements. Each Loan Party is solvent, able to pay its debts as they mature, has capital sufficient to carry on its business and has assets the fair market value of which exceed its liabilities, and no Loan Party will be rendered insolvent, under-capitalized or unable to pay debts generally as they become due by the execution or performance of any Loan Document to which it is a party or by which it is otherwise bound.

SECTION 4. AFFIRMATIVE COVENANTS

Borrower covenants and agrees that, until all instruments and agreements evidencing each and every loan, Letter of Credit and other financial accommodation by the Bank to the Borrower or any Loan Party are fully discharged and terminated, and thereafter, so long as any Indebtedness remains outstanding, it will, and, as applicable, it will cause each Loan Party within its control or under common control to:

4.1 Preservation of Existence, Etc. Preserve and maintain its existence and preserve and maintain such of its rights, licenses, and privileges as are material to the business and operations conducted by it; qualify and remain qualified to do business in each jurisdiction in which such qualification is material to its business and operations or ownership of its properties, continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all of its franchises and trade names and preserve all the remainder of its property and keep the same in good repair, working order and condition; and from time to time make, or cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto.

4.2 Keeping of Books; Audits of Collateral; Fees. Keep proper books of record and account in which full and correct entries shall be made of all of its financial transactions and its assets and businesses so as to permit the presentation of financial statements prepared in accordance with GAAP; and permit Bank, or its representatives, at reasonable times and intervals, at Borrower's cost and expense, to examine its books and records and to discuss its financial matters with its officers, employees and independent certified public accountants; and permit Bank from time to time to audit Borrower's accounts, inventory, or other Collateral, provided that such audits will be conducted upon reasonable notice. Borrower agrees to reimburse Bank, on demand, for customary and reasonable fees and costs incurred by Bank for such audits, and for each appraisal of Collateral and financial analysis and examination of Borrower performed from time to time by its agents.

4.3 Reporting Requirements. Furnish to Bank, or cause to be furnished to Bank, the following:

      a. as soon as possible, and in any event within three (3) calendar days after becoming aware of the occurrence or existence of each Default or Event of Default hereunder or any material adverse change in the financial condition of any Loan Party, a written statement of the chief financial officer of Borrower (or in his or her absence, a responsible senior officer of Borrower), setting forth details of such Default, Event of Default or change, and the action which Borrower has taken, or has caused to be taken, or proposes to take, or to cause to be taken, with respect thereto;

      b. as soon as available, and in any event within 120 days after and as of the end of each fiscal year of Borrower, audited financial statements of Borrower and such other of the Loan Parties as may be required by the Bank, consolidated, as applicable, including a balance sheet, income statement, statement of profit and loss, surplus reconciliation statement and statement of cash flows, for and as of such fiscal year then ending and including such other comments and financial details as are usually included in similar reports. Such financial statements shall be prepared in accordance with GAAP by independent certified public accountants of recognized standing selected by Borrower and approved by Bank and containing unqualified opinions as to the fairness of the statements therein contained;

      c. as soon as available, and in any event, simultaneously with the financial statements to be delivered to Borrower in accordance with section 4.3 (b) above, a copy of Borrower's Form 10-K Annual Report filed with the Securities and Exchange Commission;

      d. as soon as available, and in any event within 45 days after and as of the end of each calendar month, including the last such reporting period of each of Borrower's fiscal years, compiled financial statements of Borrower and such of the other Loan Parties as may be required by the Bank, consolidated, as applicable, for and as of such reporting period, including a balance sheet, income statement, statement of profit and loss, surplus reconciliation statement and statement of cash flows for and as of such reporting period then ending and for and as of that portion of the fiscal year then ending, in each case, prepared and certified by the chief financial officer of Borrower (or in his or her absence, a responsible senior officer of Borrower) and, as applicable, each other Loan Party as to consistency with prior financial reports and accounting periods, accuracy and fairness of presentation;

      e. as soon as available, and in any event, simultaneously with the financial statements to be delivered to Borrower in accordance with section 4.3 (d) above, a copy of Borrower's Form 10-Q Quarterly Report filed with the Securities and Exchange Commission;

      f. as soon as available, and in any event, simultaneously with the financial statements to be delivered to Bank in accordance with section 4.3(d) above;

      g. simultaneously with each request for a Revolving Loan, a Borrowing Base Certificate (in the form of the attached Exhibit "A"), each dated as of the end of such month or year, as the case may be;

4.4   Intentionally omitted.

4.5 Further Assurances; Financing Statements. Furnish Bank, at Borrower's cost and expense, upon Bank's request and in form satisfactory to Bank (and execute and deliver or cause to be executed and delivered), such additional pledges, assignments, mortgages, Lien instruments or other security instruments, consents, acknowledgments, subordinations and financing statements covering any or all of the Collateral required by Bank to secure any Indebtedness together with such other documents or instruments as Bank may require to effectuate more fully the purposes of any Loan Document.

4.6 Insurance. Maintain insurance coverage by insurers acceptable to Bank on its physical assets and against other business risks in such amounts and of such types as are customarily carried by companies similar in size and nature or as may otherwise be required by Bank, and in the event of acquisition of additional property, real or personal, or of the incurrence of additional risks of any nature, increase such insurance coverage in such manner and to such extent as prudent business judgment and present practice would dictate; and in the case of all policies covering property subject to any Loan Document or property in which the Bank shall have a Lien of any kind whatsoever, other than those policies protecting against casualty liabilities to strangers, all such insurance policies shall provide that the loss payable thereunder shall be payable to Borrower (or other Person providing Collateral) and Bank, with mortgagee's clauses in favor of and satisfactory to Bank for all such policies, and such policies shall also provide that they may not be canceled or changed without thirty
      (30) days' prior written notice to Bank. Upon the request of Bank, all of said policies, or copies thereof, including all endorsements thereon and those required hereunder, shall be deposited with Bank.

4.7 Compliance with ERISA. In the event that any Loan Party or any of its Subsidiaries maintain(s) or establish(es) a Pension Plan subject to ERISA,
      (a) comply in all material respects with all requirements imposed by ERISA as presently in effect or hereafter promulgated, including, but not limited to, the minimum funding requirements thereof; (b) promptly notify Bank upon the occurrence of a "reportable event" or "prohibited transaction" within the meaning of ERISA, or that the PBGC or any Loan Party has instituted or will institute proceedings to terminate any Pension Plan, together with a copy of any proposed notice of such event which may be required to be filed with the PBGC; and (c) furnish to Bank (or cause the plan administrator to furnish Bank) a copy of the annual return (including all schedules and attachments) for each Pension Plan covered by ERISA, and filed with the Internal Revenue Service by any Loan Party not later than ten (10) days after such report has been so filed.

4.8 Environmental Covenants. Comply with all applicable Environmental Laws, and maintain all permits, licenses and approvals required under applicable Environmental Laws, where the failure to do so could have a Material Adverse Effect. Promptly notify Bank, in writing, as soon as Borrower becomes aware of any condition or circumstance which makes any of the environmental representations or warranties set forth in this Agreement incomplete, incorrect or inaccurate in any material respect as of any date; and promptly provide to Bank, immediately upon receipt thereof, copies of any material correspondence, notice, pleading, citation, indictment, complaint, order, decree, or other document from any source asserting or alleging a violation of any Environmental Law by any Loan Party, or of any circumstance or condition which requires or may require, a financial contribution by any Loan Party, or a clean-up, removal, remedial action or other response by or on behalf of any Loan Party, under applicable Environmental Law, or which seeks damages or civil, criminal or punitive penalties from any Loan Party or any violation or alleged violation of any Environmental Law. Borrower hereby agrees to indemnify, defend and hold Bank, and any of Bank's past, present and future officers, directors, shareholders, employees, representatives and consultants, harmless from any and all claims, losses, damages, suits, penalties, costs, liabilities, obligations and expenses (including, without limitation, reasonable legal expenses and attorneys' fees, whether inside or outside counsel is used) incurred or arising out of any claim, loss or damage of any property, injuries to or death of any persons, contamination of or adverse effects on the environment, or other violation of any applicable Environmental Law, in any case, caused by any Loan Party or in any way related to any property owned or operated by any Loan Party or due to any acts of any Loan Party or any of its officers, directors, shareholders, employees, consultants and/or representatives INCLUDING ANY CLAIMS, LOSSES, DAMAGES, SUITS, PENALTIES, COSTS, LIABILITIES, OBLIGATIONS OR EXPENSES, RESULTING FROM BANK'S OWN NEGLIGENCE; provided however, that the foregoing indemnification shall not be applicable, and Borrower shall not be liable for any such claims, losses, damages, suits, penalties, costs, liabilities, obligations or expenses, to the extent (but only to the extent) the same arise or result from any gross negligence or willful misconduct of Bank or any of its agents or employees.

SECTION 5. NEGATIVE COVENANTS

Borrower covenants and agrees that, until all instruments and agreements evidencing each and every loan, Letter of Credit and other financial accommodation by the Bank to the Borrower or any Loan Party are fully discharged and terminated, and thereafter, so long as any Indebtedness remains outstanding, it with not, and it will not allow any Loan Party within its control or under common control to, without the prior written consent of the Bank:

5.1 Capital Structure; Business Objects or Purpose; Mergers; Asset Disposition; Acquisitions. Purchase, acquire or redeem any of its equity ownership interests; or enter into any reorganization or recapitalization; or reclassify its equity ownership interests; or make any material change in its capital structure or general business objects or purpose; or change its name, or enter into any merger or consolidation, unless Borrower is the surviving entity thereunder.

5.2 Subordinate Indebtedness. Subordinate any indebtedness due to it from any Person to indebtedness of other creditors of such Person.

SECTION 6. EVENTS OF DEFAULT

6.1 Events of Default. The occurrence or existence of any of the following conditions or events shall constitute an "Event of Default" hereunder: (a) non-payment of any principal, interest or other sums due upon the Indebtedness at such time the same becomes due or, if applicable, upon expiration of the grace period, if any; (b) default in the observance or performance of any of the other conditions, covenants or agreements of any Loan Party set forth in this Agreement or any other Loan Document; (c) any representation or warranty made by any Loan Party in any Loan Document shall be untrue or incorrect in any material respect; (d) any default or event of default, as the case may be, shall occur under any other Loan Document and shall continue beyond the applicable grace period, if any; and (e) any change in the management, ownership or control of Borrower, whether by reason of incapacity, death, resignation, termination or otherwise which, in Bank's sole judgment, could become a Material Adverse Effect;

6.2 Remedies Upon Event of Default. Upon the occurrence and at any time during the existence or continuance of any Event of Default, but without impairing or otherwise limiting the Bank's right to demand payment of all or any portion of the Indebtedness which is payable on demand, at Bank's option, Bank may give notice to Borrower declaring all or any portion of the Indebtedness remaining unpaid and outstanding, whether under the notes evidencing the Indebtedness or otherwise, to be due and payable in full without presentation, demand, protest, notice of dishonor, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby expressly waived, whereupon all such Indebtedness shall immediately become due and payable. Furthermore, upon the occurrence of a Default or Event of Default and at any time during the existence or continuance of any Default or Event of Default, but without impairing or otherwise limiting the right of Bank, if reserved under any Loan Document, to make or withhold financial accommodations at its discretion, to the extent not yet disbursed, any commitment by Bank to make any further loans or, if applicable, issue any further Letters of Credit shall automatically terminate. The foregoing rights and remedies are in addition to any other rights, remedies and privileges Bank may otherwise have or which may be available to it, whether under this Agreement, any other Loan Document, by law, or otherwise.

6.3 Waiver of Defaults. No Default or Event of Default shall be waived by Bank except in a written instrument specifying the scope and terms of such waiver and signed by an authorized officer of Bank, and such waiver and shall be effective only for the specific time(s) and purpose(s) given. No single or partial exercise of any right, power or privilege hereunder, or any delay in the exercise thereof, shall preclude other or further exercise of Bank's rights. No waiver of any Default or Event of Default shall extend to any other or further Default or Event of Default. No forbearance on the part of Bank in enforcing any of Bank's rights or remedies under any Loan Document shall constitute a waiver of any of its rights or remedies. Borrower expressly agrees that this Section may not be waived or modified by Bank by course of performance, estoppel or otherwise.

6.4 Discretionary Credit and Credit Payable Upon Demand. TO THE EXTENT THAT ANY OF THE INDEBTEDNESS SHALL, AT ANYTIME, BE PAYABLE UPON DEMAND, NOTHING CONTAINED IN THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT, SHALL BE CONSTRUED TO PREVENT BANK FROM MAKING DEMAND, WITHOUT NOTICE AND WITH OR WITHOUT REASON, FOR IMMEDIATE PAYMENT OF ALL OR ANY PART OF SUCH INDEBTEDNESS AT ANY TIME OR TIMES, WHETHER OR NOT A DEFAULT OR EVENT OF DEFAULT HAS OCCURRED OR EXISTS. IN THE EVENT THAT SUCH DEMAND IS MADE UPON ANY PORTION OF THE INDEBTEDNESS, THE BANK, AT ITS ELECTION, MAY TERMINATE ANY COMMITMENT TO MAKE ANY FURTHER LOANS OR, IF APPLICABLE, ISSUE ANY FURTHER LETTERS OF CREDIT UNDER THIS AGREEMENT OR OTHERWISE. FURTHERMORE, TO THE EXTENT ANY LOAN DOCUMENT AUTHORIZES THE BANK, AT ITS DISCRETION, TO MAKE OR TO DECLINE TO MAKE FINANCIAL ACCOMMODATIONS TO THE BORROWER, NOTHING CONTAINED IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE CONSTRUED TO LIMIT OR IMPAIR SUCH DISCRETION OR TO COMMIT OR OTHERWISE OBLIGATE THE BANK TO MAKE ANY SUCH FINANCIAL ACCOMMODATION.

SECTION 7. MISCELLANEOUS

7.1 Governing Law. Each Loan Document shall be deemed to have been delivered in and shall be governed by and construed and enforced in accordance with the laws of the State of Texas, except to the extent that the UCC, other personal property law or real property law of another jurisdiction where Collateral is located is applicable, and except to the extent expressed to the contrary in any Loan Document.

7.2 Costs and Expenses. Borrower shall pay Bank, on demand, all costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses (whether inside or outside counsel is used), incurred by Bank in perfecting, revising, protecting or enforcing any of its rights or remedies against any Loan Party or any Collateral, or otherwise incurred by Bank in connection with any Default or Event of Default or the enforcement of the Loan Documents or the Indebtedness. Following Bank's demand upon Borrower for the payment of any such costs and expenses, and until the same are paid in full, the unpaid amount of such costs and expenses shall constitute Indebtedness and shall bear interest at the highest default rate of interest provided in any Loan Document.

7.3 Successors and Assigns; Participation. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Bank and their respective successors and assigns. The foregoing shall not authorize any assignment or transfer by Borrower of any of its respective rights, duties or obligations hereunder, such assignments or transfers being expressly prohibited. Bank, however, may freely assign, whether by assignment, participation or otherwise, its rights and obligations hereunder, and is hereby authorized to disclose to any such assignee or participant (or proposed assignee or participant) any financial or other information in its knowledge or possession regarding any Loan Party or the Indebtedness.

7.4 Reliance on and Survival of Various Provisions. All terms, covenants, agreements, representations and warranties of any Loan Party made in any Loan Document, or in any certificate, report, financial statement or other document furnished by or on behalf of any Loan Party in connection with any Loan Document, shall be deemed to have been relied upon by Bank, notwithstanding any investigation heretofore or hereafter made by Bank or on Bank's behalf, and those covenants and agreements of Borrower set forth in Section 4.8 hereof (together with any other indemnities of Borrower contained elsewhere in any Loan Document) shall survive the termination of this Agreement and the repayment in full of the Indebtedness.

7.5 Complete Agreement; Conflicts. This Agreement, the other Loan Documents, and any commitment letter previously issued by Bank with respect thereto (provided that in the event of any inconsistency or conflict between this Agreement and the other Loan

      Documents, on one hand, and such commitment letter, on the other hand, this Agreement and the Loan Documents shall control), contain the entire agreement of the parties thereto and supercede all prior agreements and understandings related to the subject matter hereof, and none of the parties shall be bound by anything not expressed in writing. In the event that, and to the extent that, any of the terms, conditions or provisions of any of the other Loan Documents are inconsistent with or in conflict with any of the terms, conditions or provisions of this Agreement, the applicable terms, conditions and provisions of this Agreement shall govern and control. Any amendments or modifications hereto shall be in writing signed by all parties.

7.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement.

7.7 WAIVER OF JURY TRIAL. BANK AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH OF THEM, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF ANY LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTION OF EITHER OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK OR BORROWER, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM.

7.8 ORAL AGREEMENTS INEFFECTIVE. THIS AGREEMENT AND THE OTHER "LOAN AGREEMENTS" (AS DEFINED IN SECTION 26.02(A)(2) OF THE TEXAS BUSINESS & COMMERCE CODE, AS AMENDED) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THIS AGREEMENT AND THE OTHER WRITTEN LOAN AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

WITNESS the due execution hereof as of the day and year first above written.

BANK:                                           BORROWER:

COMERICA BANK-TEXAS                             INTERPHASE CORPORATION,
                                                a Texas corporation

 By: /s/ Richard L. Rogers                      By: /s/ Steve Kovac
     ---------------------------------------        -------------------------
         Richard L. Rogers, Vice President              Steve Kovac, Chief
         Texas Division                                 Financial Officer

[COMERICA BANK LOGO] AMENDMENT NOTE AND CREDIT AGREEMENT

This Amendment to Note and Credit Agreement ("Amendment"), is made, delivered, and effective as of November 5, 2004, by and between INTERPHASE CORPORATION, a Texas corporation("Borrower") and COMERICA BANK, successor by merger with Comerica Bank - Texas ("Bank").

WHEREAS, Bank has made a revolving loan to Borrower evidenced by that certain Master Revolving Note made by Borrower to the order of Bank in the original principal amount of $5,000,000.00 dated June 25, 2003 ("Note"); and

WHEREAS, the indebtedness evidenced by the Note is subject to the terms and conditions of that certain Credit Agreement ("Credit Agreement") by and between Borrower dated as of even date with the Note; and

WHEREAS, Bank and Borrower desire to amend the Note and Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Amendment, Borrower and Bank agree as follows:

1.    The Maturity Date of the Note is now July 31, 2007 (the "Maturity Date").

2. The term "Applicable Margin", as used in the Note, shall now mean 0% for the Prime Rate Balance and one percent (1%) for each LIBOR Balance.

3. The Credit Agreement is hereby amended such that the term "Revolving Credit Maturity Date", contained in Section 1.1 of the Credit Agreement, shall now have the following definition:

            "REVOLVING CREDIT MATURITY DATE" shall now mean July 31, 2007 or such earlier date on which the entire unpaid principal amount of all Revolving Loans becomes due and payable whether by the lapse of time, demand for payment, acceleration or otherwise; provided, however, if any such date is not a business day, then the Revolving Credit Maturity Date shall be the next succeeding business day.

4. Borrower is responsible for all costs incurred by Bank, including without limit reasonable attorneys' fees (whether inside or outside counsel is used), with regard to the preparation and execution of this Amendment.

5. The execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default.

6. All the terms used in this Amendment which are defined in the Note and/or Credit Agreement shall have the same meaning as used in the Note and/or Credit Agreement, unless otherwise defined in this Amendment.

7. Borrower waives, discharges, and forever releases Bank, Bank's employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank's actions or omissions in connection with the Note or Credit Agreement, or any amendments, extensions or modifications thereof, or Bank's administration of the Indebtedness or otherwise, INCLUDING ANY CLAIMS, CAUSES OF ACTION, ALLEGATIONS OR ASSERTIONS RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

8. This Amendment is not an agreement to any further or other amendment of the Note or Credit Agreement.

9. Borrower expressly acknowledges and agrees that except as expressly amended in this Amendment, the Note and Credit Agreement, as amended, remain in full force and effect and are ratified, confirmed and restated. This Amendment shall neither extinguish nor constitute a novation of the Note or indebtedness evidenced thereby.

10. THIS AMENDMENT AND THE OTHER "LOAN AGREEMENTS" (AS DEFINED IN SECTION 26.02(A)(2) OF THE TEXAS BUSINESS & COMMERCE CODE, AS AMENDED) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THIS AGREEMENT AND THE OTHER WRITTEN LOAN AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.]

      IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date set forth above.

      BORROWER:                                       BANK:

      INTERPHASE CORPORATION,                   COMERICA BANK
      a Texas corporation

      By: /s/ Steve Kovac                             By: /s/ Richard Rogers
          ------------------------------------            ----------------------
          Steve Kovac, Chief Financial Officer            Richard Rogers, Senior
                                                          Vice President, Texas
                                                          Division